[GRAPHIC]


THE LATIN AMERICA EQUITY FUND, INC.
-----------------------------------
ANNUAL REPORT
DECEMBER 31, 1996

 CONTENTS

Letter to Shareholders.......................................................................          1

Portfolio Summary............................................................................          7

Schedule of Investments......................................................................          9

Statement of Assets and Liabilities..........................................................         15

Statement of Operations......................................................................         16

Statement of Changes in Net Assets...........................................................         17

Financial Highlights.........................................................................         18

Notes to Financial Statements................................................................         19

Report of Independent Accountants............................................................         23

Results of Annual Meeting of Shareholders....................................................         24

Tax Information..............................................................................         24

Description of Dividend Reinvestment and Cash Purchase Plan..................................         26

PICTURED ON THE COVER IS THE INTERIOR OF THE MEXICAN STOCK EXCHANGE, BOLSA MEXICANA DE VALORES, S.A. DE C.V. ("BOLSA"). THE BOLSA, FOUNDED IN 1895, IS LOCATED IN MEXICO CITY AND IS CURRENTLY THE ONLY STOCK EXCHANGE IN MEXICO.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

                                                               February 14, 1997

DEAR SHAREHOLDER:

We are pleased to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 1996.

PERFORMANCE

At December 31, 1996, the Fund's net assets were $145.2 million. The Fund's net asset value ("NAV") was $16.89 per share (net of dividends paid of $0.06 per share), as compared to $14.93 at December 31, 1995.

For the period January 1, 1996 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends was 13.6%. By comparison, the total return of the Morgan Stanley Capital International Emerging Markets Latin America Free Index (the "Index") was 22.2%.

The Fund's underperformance relative to the Index can primarily be attributed to country selection and, to a lesser extent, stock selection. For example, we significantly overweighted our position in Chile, a market which has historically been strong but fell short of expectations in 1996. Although the Chilean stocks in the portfolio outperformed, they underperformed relative to those in other markets (notably Brazil and Argentina). Stock selection proved most positive in Mexico. Overall, the Fund's returns were disappointing principally due to its large Chilean component.

From the commencement of investment operations on October 30, 1991 through December 31, 1996, the Fund's total return, based on NAV and assuming the reinvestment of dividends and distributions, was 86.1%. The Index returned 94.5% during this period.

INVESTMENT PERSPECTIVE

The outperformance of aggregate Latin equities in 1996 was a clear signal that there has been a strong reversal of the effects of the "Tequila crisis," or Mexican peso devaluation of December 1994. In fact, we believe both that macroeconomic fundamentals in Latin America are better now than at any point in recent years and equities there possess real investment value.

Our conviction is based on a variety of factors. Foremost is the remarkably strong and swift recovery from the Tequila crisis, which served as a catalyst for a dramatic shift toward economic and political liberalization throughout the region. Such change, which was impossible for years, is taking place now at a relatively rapid rate, most prominently in Brazil and Mexico.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

In addition:

- Latin equity markets are among the world's cheapest in terms of standard valuation measures such as the price/ book value and price/cash earnings ratios as well as the valuation of assets in recent transactions.

- The recent strength of Latin debt markets has positive implications for Latin equities. First, it indicates that perceptions of sovereign risk have meaningfully improved. Second, the same economic conditions that have powered debt performance also are very favorable for stocks; since debt outperformed stocks in most Latin nations in 1996, it is reasonable to expect that stocks will catch up.

- Global economic conditions (E.G., stable interest rates, low inflation, moderate growth, ample liquidity) are quite conducive to investment in financial assets.

- The globalization of communications and business is giving Latin nations much greater access to foreign capital, technology and business expertise.

All in all, we see much room for optimism about Latin American equities. To best illustrate our investment approach, we'd now like to discuss a few of our specific holdings.

CORPORACION INDUSTRIAL SANLUIS, S.A. DE C.V.

Corporacion Industrial SanLuis, S.A. de C.V. ("Sanluis") is a slimmed-down Mexican conglomerate whose core businesses are auto parts (approximately 75% of sales) and mining. Since 1990, Sanluis has divested operations in fasteners and steel, hotels and containers.

The auto parts business is contained in a unit known as Rassini, which produces suspension systems and brake components. Luismin is the name of the mining business, which focuses on silver and gold. Roughly 90% of Rassini's and Luismin's output is exported, the highest export level among Mexican industrial companies.

Characteristics of both units lead us to believe that there is a compelling case for the appreciation of Sanluis shares:

- Rassini is the dominant producer of suspension and brake products in Mexico while achieving significant penetration of U.S. auto parts sectors.

- It has contracts with many of the world's biggest auto makers that will generate substantial growth in revenues and profits over the next few years.

- It is aggressively making acquisitions and pursuing strategic alliances in the U.S., Europe and Latin America to expand its customer base, service territory and product portfolio.

- It recently became the first Latin American auto parts company to receive the prestigious QS9000 quality award from the Big Three U.S. auto makers.

- Luismin is an established producer with dependable earnings and cash flow.

- Its status as one of the world's lowest-cost producers is a major competitive advantage.

--------------------------------------------------------------------------------
   2

 LETTER TO SHAREHOLDERS

- It is involved in several large-scale developmental joint ventures that could dramatically raise its proven reserves to world-class levels and sustain growth in production levels for years to come.

There also are strong positives for Sanluis as a whole:

- Its two units compliment each other well: Rassini stands to prosper as economic conditions both in North and Latin America become more favorable, and Luismin acts as a built-in hedge against inflation and Mexican economic uncertainty.

- Sanluis   substantially  improved  its  financial  condition  in  1996  via  a successful rights offering and the restructuring of short-term debt into long-term debt.

- Both units employ a joint venture approach that enables them to obtain expertise, technology and capital in exchange for access to resources (E.G., land, factories).

- Some analysts suggest that Sanluis will spin Luismin off into a separate company, a move that would likely increase shareholder value.

BANCO WIESE LTD.

One of several Peruvian stocks we have added to the Fund since our last report is Banco Wiese Ltd. ("BW"), the nation's second-largest bank in terms of assets, deposits, loans and equity.

Banco Wiese (pronounced "Visa") was formed in 1943 by the Wiese family, which controls about 66% of the company's shares and remains closely involved in management. In the ensuing five decades, BW has developed deep ties with the Peruvian business sector, such that it is the premier corporate bank in Peru. It has operations in securities brokerage, investment banking, investment management and insurance as well.

BW's American Depositary Receipts have significantly underperformed Peruvian equities generally since they were listed on the New York Stock Exchange in 1994. Hence our investment thesis that BW is a high-quality, established financial institution whose considerable strengths have been unduly ignored by investors.

We believe that BW is an attractive long-term holding, based on a combination of company-specific and broader environmental factors:

HIGH OPERATING EFFICIENCY. BW is known for its efficient operations. As measured by the industry-standard ratio of operating expenses to total revenues, its efficiency is on a level similar to that of many high-quality U.S. regional banks. This enhances its ability to withstand periods of price-based competition.

STRONG, FARSIGHTED MANAGEMENT. In 1988, BW's management anticipated that Peru's economy would improve and took a series of steps that significantly increased its competitiveness, including a sharp reduction in the number of back-office employees; a concomitant sharp increase in the number of salespeople; and a heavy investment in technology that has been independently appraised as among the most advanced in Latin America.

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

POSSIBLE TAKEOVER CANDIDATE. Despite its large size among Peruvian banks, BW is quite small relative to the world's major banks. Already, several leading Spanish banks have bought meaningful equity stakes in Latin American banks, notably in Peru. Viewed in the context of an ongoing global consolidation of the industry, these factors suggest that a foreign institution may easily find BW an appealing acquisition.

SUBSTANTIAL INDUSTRY GROWTH POTENTIAL. Peru is one of Latin America's most "under-banked" nations. As a major player that can offer a variety of financial services along with its core banking operations, BW is well-positioned to participate in the increasing penetration of banks within the nation.

VALUATION. BW shares are highly undervalued by several measures. We believe that the preceding factors should lead to considerable appreciation in the future.

INVERSIONES Y REPRESENTACIONES S.A.

Among the Fund's Argentine holdings is a company called Inversiones y Representaciones S.A., best-known simply as "IRSA." We consider IRSA unique in that it is the largest, most diversified and virtually the only publicly held Latin American real estate developer whose shares trade on the New York Stock Exchange. Its two major competitors are non-core units of much larger conglomerates.

In 1991, a group headed by the world-renowned investor George Soros bought IRSA, which had traded as a "shell" company in Argentina since 1948. The Soros group has since used it as its designated vehicle for investment in Argentine real estate.

IRSA's investment appeal begins with its top management, which is shrewd and seasoned. A prime example is its response to the Mexican peso crisis. Opting to protect the company's assets for shareholders, IRSA utilized some of its ample liquidity to buy back $13 million in debt at a substantial discount and repurchase about three million shares on the open market for 35% less than their price just before the crisis began. Management also demonstrated great opportunism at the time by buying two premier Buenos Aires office buildings at depressed valuations.

In addition to management, IRSA benefits from these factors:

- With its dollar-based mortgage portfolio, high liquidity/low debt policy, access to global capital markets and predictable stream of cash inflows, IRSA is as much a strong defensive holding as it is a growth story.

- It has a  diversified earnings  base consisting  of office  and retail  rental
  properties,   sales  of   development  properties  and   profits  from  equity
  investments both in other companies and individual projects.

- As Argentina's economy continues to grow, rental rates and property prices should meaningfully increase.

- The Argentine pension fund system, only about 2-1/2 years old, will provide a huge source of cash for property ownership and mortgage-based lending.

- IRSA owns considerable office space in Buenos Aires, where demand is rising as the economy improves. There has been little construction of new office space in Buenos Aires in the past 20 years.

--------------------------------------------------------------------------------
   4

 LETTER TO SHAREHOLDERS

- Mortgage financing has generally been available in Argentina only in the last few years. Demand for property ownership should grow as access to mortgages rises.

- IRSA has already begun to expand its geographic reach by forming joint ventures with real estate companies in Brazil, Chile and Argentina. Further growth within Latin America is an important goal over the next few years.

OUTLOOK

Looking ahead, here are our thoughts on several Latin American markets:

- ARGENTINA's rebound from its 1995 recession began in mid-1996 and remains in full swing. 1996 GDP grew a bit more than 4%, ahead of the government's own forecast, and is expected to rise about 5% this year. Industrial production is very strong. Perhaps most significant, foreign investment in the Argentine financial markets reached a record-high $16.8 billion in December, indicating that global investors are quite optimistic.

- BRAZIL continues to move in a positive direction. President Cardoso's proposed re-election amendment, widely viewed as the key to enactment of vital economic legislation, was recently approved by the lower house of Congress and appears likely to obtain passage in the Senate as well. Growth of GDP in 1996, furthermore, was announced at the lowest such rate since 1992. This is favorable because it indicates that the economy is growing at a sustainable, non-inflationary pace after years of hyperinflation. In our view, Brazil remains the most attractive of the Latin equity markets.

- In CHILE, the economy has fallen victim to its own strength. With wages and consumer spending rising at overheating levels in 1995 and well into 1996, the Chilean central bank twice raised rates to squeeze out inflation. Equities responded by declining 13.5% in 1996, by far the worst performance among Latin markets for the year. We see signs that the situation may be improving, however: the central bank implemented the first of an anticipated series of rate cuts in early February 1997 (sooner than expected) and the level of foreign direct investment is reaching record highs.

- In the latest demonstration of its economic resurgence, MEXICO completed the prepayment of its Tequila crisis emergency loan from the U.S. in January 1997. Privatization appears to be back on track after the government reversed its intention to sell off its powerful oil company. Interest rates have substantially declined and will likely drop even more. President Zedillo is retaking control of the dominant PRI party. We continue to favor shares of infrastructure-related and selected consumer stocks. Overall, we consider this market very attractive.

- Equity valuations in PERU are compelling. At the same time, the economy has returned to a growth mode after a government-induced slowdown. 1996 GDP growth rose for the fourth consecutive year, with all sectors of the economy closing out the year with positive returns in December. We anticipate a strong rally in Peruvian stocks within the next few months and, because the market is relatively illiquid, have significantly increased the Fund's holdings in advance so as to generate optimal performance.

In an important organizational development, Richard Watt of BEA Associates has been named as the Fund's President and Chief Investment Officer as of January 1, 1997. Richard has contributed his expertise in emerging equity markets to the Fund and several other BEA closed-end funds since joining BEA in 1995. He succeeds Emilio Bassini, who

--------------------------------------------------------------------------------

 LETTER TO SHAREHOLDERS

guided the Fund from its 1991 inception through the end of 1996. Emilio resigned his position in order to focus his efforts exclusively on private equity investments through his recently organized firm, Bassini, Playfair + Associates LLC, and will continue to serve BEA as a consultant.

We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program. The automatic Dividend Reinvestment Plan (the "Plan") can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact that party for details about participating in the Plan. The Fund also offers shareholders a voluntary Cash Purchase Plan. The Plan and the Cash Purchase Plan are described on pages 26 and 27 of this report.

As developments occur in the Latin American markets or at BEA that we believe would be of interest to you, we will be sure to keep you informed. Meanwhile, if you have questions, please feel free to call upon us at any time.

Respectfully,

                [SIG]
Richard W. Watt*
President and Chief Investment Officer

--------------------------------------------------------------------------------
* Richard Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited ("Gartmore") in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end Latin American fund focusing on smaller companies. Before joining Gartmore in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is a Director, President and Chief Investment Officer of the Fund. Mr. Watt is also a Director, President and Chief Investment Officer of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED)
--------------------------------------------------------------------------------
 GEOGRAPHIC ASSET BREAKDOWN

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                 12/31/1996    12/31/1995
Argentina             4.84%        15.93%
Bolivia               0.00%         0.65%
Brazil               34.36%        22.87%
Chile                21.10%        27.60%
Colombia              2.56%         0.71%
Ecuador               0.99%         0.85%
Latin America         1.27%         2.66%
Mexico               22.01%        15.28%
Peru                  6.80%         4.10%
Puerto Rico           0.66%         1.05%
Venezuela             0.72%         2.43%
Other                 4.69%         5.87%

 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              12/31/1996    12/31/1995
Banking                            7.66%         7.26%
Cement                             6.74%         2.74%
Electric Distribution              5.16%         3.77%
Electric Generation                2.81%         4.35%
Engineering & Construction         2.50%         2.74%
Financial Services                 2.62%         0.82%
Food & Beverages                  13.64%        14.70%
Forestry                           2.06%         3.09%
Holding Companies                  4.78%         5.04%
Mining                             2.10%         1.43%
Natural Gas                        2.99%         4.99%
Retail                             2.89%         3.08%
Steel                              3.62%         5.06%
Telecommunications                11.44%         9.39%
Textiles                           2.38%         1.74%
Utilities                          4.61%         9.60%
Floating Rate Investments          4.10%         4.83%
Other                             12.38%         9.38%
Cash & Cash Equivalents            5.52%         5.99%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1996 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                   Percent of Net
           Holding                                                               Sector                 Country        Assets
---------------------------------------------------------------------------------------------------------------------------------
       1.  Federal Republic of Brazil, Interest Due Bond,
           Series A, 6.50%, 01/01/01                                    Floating Rate Investments        Brazil           4.1
---------------------------------------------------------------------------------------------------------------------------------
       2.  Telecomunicacoes do Rio de Janeiro S.A.                         Telecommunications            Brazil           3.2
---------------------------------------------------------------------------------------------------------------------------------
       3.  Cementos Mexicanos, S.A. de C.V.                                      Cement                  Mexico           3.1
---------------------------------------------------------------------------------------------------------------------------------
       4.  Companhia Paulista de Forca e Luz                                    Utilities                Brazil           2.8
---------------------------------------------------------------------------------------------------------------------------------
       5.  Grupo Modelo, S.A. de C.V.                                       Food & Beverages             Mexico           2.4
---------------------------------------------------------------------------------------------------------------------------------
       6.  Corporacion Industrial SanLuis, S.A. de C.V.                     Holding Companies            Mexico           2.3
---------------------------------------------------------------------------------------------------------------------------------
       7.  Centrais Eletricas de Santa Catarina S.A.                      Electric Distribution          Brazil           2.1
---------------------------------------------------------------------------------------------------------------------------------
       8.  Santista Alimentos S.A.                                          Food & Beverages             Brazil           2.1
---------------------------------------------------------------------------------------------------------------------------------
       9.  Embotelladora Polar S.A.                                         Food & Beverages             Chile            2.0
---------------------------------------------------------------------------------------------------------------------------------
      10.  Grupo Elektra, S.A. de C.V.                                           Retail                  Mexico           2.0
---------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                Par          Value
Description                    (000)       (Note A)
-----------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-90.38%
 ARGENTINA-4.84%
 BANKING-0.65%
Banco de Galicia
 Convertible Bond, 7.00%,
 08/01/02................   USD      800  $   940,000
                                          -----------
 FINANCIAL SERVICES-1.02%
Inversiones y
 Representaciones S.A.,
 4.50%, 08/02/03++.......   USD    1,500    1,477,500
                                          -----------
 NATURAL GAS-2.99%

                              No. of
                              Shares
                           -------------
Camuzzi Argentina
 S.A.*+..................      1,403,504    2,670,096
Sodigas del Sur S.A.*....        421,485      782,592
Sodigas Pampeana S.A.*...        583,264      886,935
                                          -----------
                                            4,339,623
                                          -----------
 TELECOMMUNICATIONS-0.18%
Argentine Cellular
 Communications Holdings
 Ltd.*+..................        237,966      265,042
                                          -----------
TOTAL ARGENTINA (Cost $7,757,843).......    7,022,165
                                          -----------
 BRAZIL-30.26%
 BANKING-1.08%
Banco Bradesco S.A. ON...    149,305,327    1,012,995
Banco do Brasil S.A.
 PN+.....................     55,382,000      479,682
Banco do Brasil S.A.,
 Warrants (expiring
 6/30/01)+...............     11,076,400       17,482
Banco do Brasil S.A.,
 Warrants (expiring
 6/30/06)+...............     16,614,600       25,583
Banco do Brasil S.A.,
 Warrants (expiring
 6/30/11)+...............     27,691,000       37,309
                                          -----------
                                            1,573,051
                                          -----------
 BUSINESS SERVICES-0.83%
Multibras da
 Amazonia S.A. PN........        960,000    1,210,278
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CHEMICALS-0.50%
S.A. White Martins ON....    506,577,000  $   731,273
                                          -----------
 CONSUMER GOODS-1.44%
Dixie Toga S.A. PN.......      1,566,000    1,190,588
Refrigeracao Parana S.A.
 PN+.....................    362,420,000      819,639
Tec Toy Industria e
 Comercio PN+............    373,587,000       79,097
                                          -----------
                                            2,089,324
                                          -----------
 ELECTRIC DISTRIBUTION-2.09%
Centrais Eletricas de
 Santa Catarina S.A.,
 Class B PN+.............      3,256,498    3,039,941
                                          -----------
 FOOD & BEVERAGES-3.62%
Companhia Cervejaria
 Brahma PN...............      3,363,202    1,838,417
Santista Alimentos S.A.
 ON+.....................      1,298,000    3,010,471
Serrana S.A. PN..........        375,240      415,288
                                          -----------
                                            5,264,176
                                          -----------
 HOLDING COMPANIES-1.77%
Brasmotor S.A. PN........      2,116,000      587,495
Investimentos Itau S.A.
 PN......................      2,633,500    1,976,836
                                          -----------
                                            2,564,331
                                          -----------
 MANUFACTURING-0.48%
Continental 2001 S.A.
 PN......................     32,712,935      692,604
                                          -----------
 RETAIL-0.54%
Globex Utilidades S.A.
 PN+.....................         33,000      538,144
Lojas Americanas S.A.
 PN......................     18,527,266      244,273
                                          -----------
                                              782,417
                                          -----------
 STEEL-3.09%
Bardella Industrias S.A.
 PN......................          4,065      387,253
Companhia Siderurgica
 Nacional ON.............     46,446,840    1,318,624
Usinas Siderurgicas de
 Minas Gerais S.A.
 ADR++...................         40,000      409,000
Usinas Siderurgicas de
 Minas Gerais S.A. PN....  2,326,203,000    2,372,991
                                          -----------
                                            4,487,868
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 TELECOMMUNICATIONS-6.92%
Telecomunicacoes de Minas
 Gerais S.A. ON+.........        276,853  $    34,634
Telecomunicacoes de Minas
 Gerais S.A. PNB.........     21,134,000    2,613,530
Telecomunicacoes do
 Parana S.A. ON+.........      3,454,000    1,894,697
Telecomunicacoes do
 Parana S.A. PN..........      1,496,000      836,614
Telecomunicacoes do Rio
 de Janeiro S.A. ON+.....      1,760,000      223,578
Telecomunicacoes do Rio
 de Janeiro S.A. PN+.....     35,135,000    4,446,060
                                          -----------
                                           10,049,113
                                          -----------
 TEXTILES-2.38%
Companhia Tecidos Norte
 de Minas S.A. PN........      6,414,500    2,047,072
Wentex Textil S.A. PN+...        450,000    1,407,468
                                          -----------
                                            3,454,540
                                          -----------
 TRANSPORTATION-0.91%
Marcopolo S.A. PN+.......      7,870,990    1,318,018
                                          -----------
 UTILITIES-4.61%
Companhia Energetica de
 Minas Gerais PN.........     77,452,143    2,638,635
Companhia Paulista de
 Forca e Luz ON+(a)......     34,217,450    4,050,377
                                          -----------
                                            6,689,012
                                          -----------
TOTAL BRAZIL (Cost $37,201,281).........   43,945,946
                                          -----------
 CHILE-20.27%
 BANKING-1.89%
Banco de Credito e
 Inversiones.............        370,029    2,363,093
Banco Santander Chile+...      5,783,975      376,875
                                          -----------
                                            2,739,968
                                          -----------
 CONSUMER DURABLES-0.20%
Companias Cic S.A........         57,385        7,438
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CONSUMER DURABLES (CONTINUED)
Empresas Almacenes
 Paris+..................        366,549  $   285,051
                                          -----------
                                              292,489
                                          -----------
 CONSUMER GOODS-0.33%
Bata Chile S.A...........        898,387       76,215
Compania Tecno Industrial
 S.A.....................     17,883,587      404,577
                                          -----------
                                              480,792
                                          -----------
 ELECTRIC DISTRIBUTION-1.84%
Empresas Emel S.A........         53,155    1,177,464
Sociedad Austral de
 Electricidad S.A........         57,500    1,490,515
                                          -----------
                                            2,667,979
                                          -----------
 ELECTRIC GENERATION-2.81%
Chilquinta Energia
 S.A.....................          9,639      107,214
Empresa Electrica
 Pilmaiquen S.A..........        366,108      293,335
Empresa Nacional de
 Electricidad S.A........      2,536,553    1,261,253
Empresa Nacional de
 Electricidad S.A. ADS...         34,900      540,950
Enersis S.A..............      3,585,787    1,880,140
                                          -----------
                                            4,082,892
                                          -----------
 ENGINEERING & CONSTRUCTION-0.89%
Besalco S.A..............         66,469      422,920
Maderas y Sinteticos
 Sociedad Anonima........        950,400      427,775
Maderas y Sinteticos
 Sociedad Anonima ADR....         31,700      443,800
                                          -----------
                                            1,294,495
                                          -----------
 FERTILIZER-1.37%
Sociedad Quimica y Minera
 de Chile S.A., Class
 A.......................        357,429    1,659,326
Sociedad Quimica y Minera
 de Chile S.A., Class
 B.......................         63,571      331,825
                                          -----------
                                            1,991,151
                                          -----------

--------------------------------------------------------------------------------
   10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FISHERY-0.20%
Pesquera Itata S.A.......      1,204,819  $   251,270
Sociedad Pesquera Coloso
 S.A.....................         64,259       39,372
                                          -----------
                                              290,642
                                          -----------
 FOOD & BEVERAGES-4.84%
Compania Cervecerias
 Unidas S.A.(b)..........        149,568      468,777
Embotelladora Andina
 S.A.(c).................        403,481    1,958,692
Embotelladora Polar
 S.A.....................      3,936,442    2,968,449
Empresas Iansa S.A.......      6,750,000    1,447,508
Empresas Santa Carolina
 S.A., Series A..........        182,729      150,713
Empresas Santa Carolina
 S.A., Series B..........         18,273       15,071
Jugos Concentrados
 S.A.....................        451,025       18,866
                                          -----------
                                            7,028,076
                                          -----------
 FORESTRY-2.06%
Compania Chilena de
 Fosforos S.A............         93,688      256,105
Compania de Petreoleos de
 Chile S.A...............        349,505    1,256,027
Compania Manufacturera de
 Papeles y Cartones
 S.A.....................         81,159      874,035
Forestal Terranova.......        596,502      604,444
                                          -----------
                                            2,990,611
                                          -----------
 INSURANCE-0.16%
Compania de Seguros La
 Prevision Vida S.A......        217,878      226,940
                                          -----------
 MACHINERY & ELECTRIC-0.44%
Madeco S.A. NPV ADR......         26,400      640,200
                                          -----------
 MINING-0.85%
Antofagasta Holdings
 P.L.C...................        199,000    1,159,083
Sociedad Punta del Cobre
 S.A., Class A...........            758       71,897
                                          -----------
                                            1,230,980
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 PACKAGING-0.10%
Envases del Pacifico
 S.A.....................        303,788  $   151,769
                                          -----------
 PHARMACEUTICALS-0.94%
Laboratorio Chile S.A....      1,653,600    1,363,874
                                          -----------
 RETAIL-0.19%
S.A.C.I. Falabella.......        350,994      281,225
                                          -----------
 STEEL-0.53%
Compania de Aceros del
 Pacifico S.A............        391,283      765,323
                                          -----------
 TELECOMMUNICATIONS-0.62%
Empresa Nacional de
 Telecomunicaciones
 S.A.....................        133,834      908,311
                                          -----------
 WHOLESALE-0.01%
Zona Franca de Iquique
 S.A.....................         44,365       15,264
                                          -----------
TOTAL CHILE (Cost $19,045,029)..........   29,442,981
                                          -----------
 COLOMBIA-2.56%
 BANKING-2.17%
Banco de Bogota..........            139          801
                             Par (000)
                           -------------
Banco de Colombia, Senior
 Subordinated Convertible
 Note, 5.20%,
 02/01/99++..............   USD    1,200    1,116,000
                              No. of
                              Shares
                           -------------
Banco Ganadero, Preferred
 C ADR...................         28,200      606,300
Banco Industrial
 Colombiano ADR..........         68,800    1,423,300
                                          -----------
                                            3,146,401
                                          -----------
 CEMENT-0.14%
Cementos Paz del Rio S.A.
 ADR+,++.................         17,000      208,250
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 FINANCIAL SERVICES-0.08%
Corporacion Financiera
 del Valle, S.A. GDR++...         31,669  $   118,759
                                          -----------
 RETAIL-0.17%
Carulla y Compania S.A.
 ADR++...................         35,160      145,035
La Gran Cadena de
 Almacenes Colombianos
 S.A. ADS++..............         10,900      106,275
                                          -----------
                                              251,310
                                          -----------
TOTAL COLOMBIA (Cost $4,117,829)........    3,724,720
                                          -----------
 ECUADOR-0.99%
 CEMENT-0.99%
La Cemento Nacional GDR++
 (Cost $1,368,292).......          6,272    1,436,288
                                          -----------
 LATIN AMERICA-1.27%
 TELECOMMUNICATIONS-1.27%
International Wireless
 Communications, Inc.,
 Series D*+..............        186,400    1,747,500
International Wireless
 Communications, Inc.,
 Series F*+..............         10,840      101,625
International Wireless
 Communications, Inc.,
 Warrants (expiring
 12/31/98)*+.............            640          300
                                          -----------
TOTAL LATIN AMERICA (Cost $1,328,824)...    1,849,425
                                          -----------
 MEXICO-22.01%
 BROADCAST, RADIO & TELEVISION-1.09%
Grupo Televisa S.A.
 GDR+,++.................         62,000    1,588,750
                                          -----------
 CEMENT-4.45%
Cementos Apasco, S.A. de
 C.V.....................        280,660    1,925,259
Cementos Mexicanos, S.A.
 de C.V., Class B........        402,000    1,583,079
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 CEMENT (CONTINUED)
Cementos Mexicanos, S.A.
 de C.V. CPO.............        821,000  $ 2,956,726
                                          -----------
                                            6,465,064
                                          -----------
 ENGINEERING & CONSTRUCTION-1.61%
Corporacion GEO, S.A. de
 C.V. ADR+,++............         74,300    1,467,425
Corporacion GEO, S.A. de
 C.V., Series B+.........        178,160      871,336
                                          -----------
                                            2,338,761
                                          -----------
 FINANCIAL SERVICES-0.42%
Grupo Financiero Banamex
 Accival, S.A. de
 C.V.+...................        287,000      605,938
                                          -----------
 FOOD & BEVERAGES-4.45%
Grupo Industrial Maseca,
 S.A. de C.V., Series
 B.......................      1,809,000    2,293,422
Grupo Modelo, S.A. de
 C.V., Series C..........        602,000    3,494,843
Sigma Alimentos, S.A.,
 Class A1................         76,000      678,709
                                          -----------
                                            6,466,974
                                          -----------
 HOLDING COMPANIES-3.01%
Corporacion Industrial
 SanLuis, S.A. de C.V.
 CPO.....................        527,958    3,353,392
Grupo Carso, S.A. de
 C.V., Class A1+.........        193,000    1,022,370
                                          -----------
                                            4,375,762
                                          -----------
 MANUFACTURING-0.50%
Elamex, S.A. de C.V.+....         76,000      731,500
                                          -----------
 MINING-0.49%
Grupo Mexico, S.A. de
 C.V., Class B+..........        227,000      703,608
                                          -----------
 PAPER PRODUCTS-1.43%
Kimberly Clark de Mexico,
 S.A. de C.V., Class A...        105,100    2,076,099
                                          -----------

--------------------------------------------------------------------------------
   12

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------
 RETAIL-1.99%
Grupo Elektra, S.A. de
 C.V. CPO................        367,000  $ 2,885,836
                                          -----------
 TELECOMMUNICATIONS-1.12%
Telefonos de Mexico, S.A.
 de C.V. ADR.............         49,300    1,626,900
                                          -----------
 TOBACCO-1.45%
Empresas La Moderna, S.A.
 de C.V..................        430,000    2,103,023
                                          -----------
TOTAL MEXICO (Cost $26,549,729).........   31,968,215
                                          -----------
 PERU-6.80%
 BANKING-1.87%
Banco Wiese Ltd. ADR.....        461,400    2,710,725
                                          -----------
 CEMENT-1.16%
Cementos Lima S.A.++.....        113,228    1,656,255
Cementos Norte
 Pacasmayo S.A...........         20,000       26,881
                                          -----------
                                            1,683,136
                                          -----------
 ELECTRIC DISTRIBUTION-1.23%
Ontario-Quinta A.V.V.*...      1,369,000    1,790,057
                                          -----------
 FINANCIAL SERVICES-0.76%
Credicorp Limited........         59,800    1,106,300
                                          -----------
 FOOD & BEVERAGES-0.73%
Backus y Johnston........      1,231,196    1,060,766
                                          -----------
 MINING-0.76%
Southern Peru Copper
 Corporation.............          3,000       44,250
Southern Peru Copper
 Corporation ADR.........         72,000    1,053,000
                                          -----------
                                            1,097,250
                                          -----------
                              No. of         Value
Description                   Shares       (Note A)
-----------------------------------------------------

 TELECOMMUNICATIONS-0.29%
Telefonica del Peru S.A.,
 Class B.................          6,932  $    12,900
                             Par (000)
                           -------------
Tele 2000 S.A.,
 Convertible Note, 9.75%,
 04/14/97++..............   USD      410      405,900
                                          -----------
                                              418,800
                                          -----------
TOTAL PERU (Cost $9,770,327)............    9,867,034
                                          -----------
 PUERTO RICO-0.66%
 TELECOMMUNICATIONS-0.66%
                              No. of
                              Shares
                           -------------
Cellular Communications
 of Puerto Rico, Inc.+
 (Cost $807,249).........         48,700      961,825
                                          -----------
 VENEZUELA-0.72%
 FINANCIAL SERVICES-0.34%
                             Par (000)
                           -------------
Global Investment
 Financial Corp.,
 Convertible Note,
 11.00%, 03/19/01........   USD      500      500,000
                                          -----------
 FOOD & BEVERAGES-0.00%
                              No. of
                              Shares
                           -------------
Mavesa S.A. ADR++........             14           89
                                          -----------
 TELECOMMUNICATIONS-0.38%
Venworld
 Telecommunications*=/=+...        40,160     543,780
                                          -----------
TOTAL VENEZUELA (Cost $1,317,164).......    1,043,869
                                          -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
 (Cost $109,263,567)....................  131,262,468
                                          -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                Par          Value
Description                    (000)       (Note A)
-----------------------------------------------------
 FLOATING RATE INVESTMENTS-4.10%
 ARGENTINA-0.00%
Republic of Argentina,
 Bocon Pre 2 PIK, FRN,
 5.4609%, 04/01/01(d)
 (Cost $403).............   USD        1  $       539
                                          -----------
 BRAZIL-4.10%
Federal Republic of
 Brazil IDU, Series A,
 6.50%, 01/01/01 (Cost
 $5,478,740).............          6,143    5,954,386
                                          -----------
TOTAL FLOATING RATE INVESTMENTS (Cost
 $5,479,143)............................    5,954,925
                                          -----------
 SHORT-TERM INVESTMENTS-0.83%
 CHILEAN MUTUAL FUNDS-0.83%
                              No. of
                              Shares
                           -------------
Fondo Mutuo Operacional
 BanChile................         42,667      469,220
Fondo Mutuo Security
 Check...................        180,231      728,377
                                          -----------
TOTAL SHORT-TERM INVESTMENTS (Cost
 $1,197,295)............................    1,197,597
                                          -----------

TOTAL INVESTMENTS-95.31%
 (Cost $115,940,005) (Notes A,D)........  138,414,990
CASH AND OTHER ASSETS IN EXCESS OF
 LIABILITIES-4.69%......................    6,815,133
                                          -----------
NET ASSETS-100.00%......................  $145,230,123
                                          -----------
                                          -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers".
=/=        Restricted security (See Note F).
(a)        With an additional 198,837 rights attached, expiring
           01/31/97, with no market value.
(b)        With an additional 32,627 rights attached, expiring
           01/18/97, with no market value.
(c)        With an additional 49,205 rights attached, expiring
           01/14/97, with no market value.
(d)        Adjustable rate; rate resets based on one month
           London Interbank Offered Rate (LIBOR).
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
CPO        Ordinary Participation Certificates.
FRN        Floating Rate Notes.
GDR        Global Depositary Receipts.
IDU        Interest Due Bond.
ON         Ordinary Shares.
PIK        Payment-in-Kind.
PN         Preferred Shares.
PNB        Preferred Shares, Class B.
USD        United States Dollars.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   14

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1996
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $115,940,005) (Note A).................     $138,414,990
Cash (including $2,198,100 of foreign
 currencies with a cost of $2,218,163)
 (Note A)...............................        8,218,777
Receivables:
  Interest..............................          316,600
  Dividends.............................           88,273
  Investments sold......................           11,884
Prepaid expenses........................            3,063
                                             ------------
Total Assets............................      147,053,587
                                             ------------

 LIABILITIES
Payables:
  Investments purchased.................        1,204,412
  Advisory fees (Note B)................          386,618
  Administration fees (Note B)..........           47,136
  Other accrued expenses................          185,298
                                             ------------
Total Liabilities.......................        1,823,464
                                             ------------
NET ASSETS (applicable to 8,598,377
 shares of common stock outstanding)
 (Note C)...............................     $145,230,123
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($145,230,123
  DIVIDED BY 8,598,377).................           $16.89
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 8,598,377 shares issued and outstanding
 (100,000,000 shares authorized)........     $      8,598
Paid-in capital.........................      132,516,921
Undistributed net investment income.....        1,375,166
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................      (11,124,258)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       22,453,696
                                             ------------
Net assets applicable to shares
 outstanding............................     $145,230,123
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $ 3,199,199
  Interest..............................       1,036,827
  Less: Foreign taxes withheld..........        (159,524)
                                             -----------
  Total Investment Income...............       4,076,502
                                             -----------
Expenses:
  Investment advisory fees (Note B).....       1,747,792
  Custodian fees........................         264,882
  Administration fees (Note B)..........         197,945
  Audit and legal fees..................          84,032
  Printing..............................          70,650
  Accounting fees.......................          59,563
  Directors' fees.......................          38,076
  Insurance.............................          33,720
  Amortization of organizational
   costs................................          33,144
  Transfer agent fees...................          20,281
  NYSE listing fees.....................          16,214
  Other.................................          11,771
                                             -----------
  Total Expenses........................       2,578,070
  Less: Fee waivers (Note B)............        (160,507)
                                             -----------
    Net Expenses........................       2,417,563
                                             -----------
  Net Investment Income.................       1,658,939
                                             -----------

 NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................         539,800
  Foreign currency related
   transactions.........................        (242,946)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      15,398,607
                                             -----------
Net realized and unrealized gain on
 investments and foreign currency
 related transactions...................      15,695,461
                                             -----------
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $17,354,400
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   16

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December
                                                          31,
                                             -----------------------------
                                                 1996             1995
                                             -----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $  1,658,939     $    551,342
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................          296,854      (11,551,955)
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................       15,398,607      (12,583,670)
                                             ------------     ------------
    Net increase/(decrease) in net
     assets resulting from operations...       17,354,400      (23,584,283)
                                             ------------     ------------
Dividends and distributions to
 shareholders:
  Net investment income.................         (515,844)         (46,502)
  Net realized gain on investments......               --       (2,015,530)
                                             ------------     ------------
    Total dividends and distributions to
     shareholders.......................         (515,844)      (2,062,032)
                                             ------------     ------------
Capital share transactions (Note C):
  Proceeds from 980 shares and 50,687
   shares, respectively, issued in
   reinvestment of dividends............           14,459          819,530
  Reduction of offering costs charged to
   capital..............................               --           75,659
                                             ------------     ------------
    Net increase in net assets resulting
     from capital share transactions....           14,459          895,189
                                             ------------     ------------
    Total increase/(decrease) in net
     assets.............................       16,853,015      (24,751,126)
                                             ------------     ------------

 NET ASSETS
Beginning of year.......................      128,377,108      153,128,234
                                             ------------     ------------
End of year (including undistributed net
 investment income of $1,375,166 and
 $475,017, respectively)................     $145,230,123     $128,377,108
                                             ------------     ------------
                                             ------------     ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                               For the Period
                                                                 For the Years Ended December 31,             October 30, 1991*
                                                       -----------------------------------------------------       through
                                                         1996       1995       1994+      1993+      1992     December 31, 1991
                                                       ------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.................     $14.93     $17.92     $22.50     $14.37     $15.44         $13.85    **
                                                       ---------  ---------  ---------  ---------  ---------        -------
Net investment income................................       0.19       0.06       0.01       0.11       0.21           0.06
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions........................................       1.83      (2.81)      0.96       8.75       0.43           1.60
                                                       ---------  ---------  ---------  ---------  ---------        -------
Net increase/(decrease) in net assets resulting from
 operations..........................................       2.02      (2.75)      0.97       8.86       0.64           1.66
                                                       ---------  ---------  ---------  ---------  ---------        -------
Dividends and distributions to shareholders:
  Net investment income..............................      (0.06)        --      (0.17)        --      (0.21)         (0.06    )
  Net realized gain on investments and foreign
 currency
   related transactions..............................         --      (0.24)     (3.10)     (0.75)     (1.32)         (0.01    )
  In excess of net realized gain.....................         --         --         --         --      (0.18)            --
                                                       ---------  ---------  ---------  ---------  ---------        -------
Total dividends and distributions to shareholders....      (0.06)     (0.24)     (3.27)     (0.75)     (1.71)         (0.07    )
                                                       ---------  ---------  ---------  ---------  ---------        -------
Effect of reduction of accrued offering costs........         --         --         --       0.02         --             --
Dilution due to capital share rights offering........         --         --      (2.28)        --         --             --
                                                       ---------  ---------  ---------  ---------  ---------        -------
Net asset value, end of period.......................     $16.89     $14.93     $17.92     $22.50     $14.37         $15.44
                                                       ---------  ---------  ---------  ---------  ---------        -------
                                                       ---------  ---------  ---------  ---------  ---------        -------
Market value, end of period..........................    $14.000    $12.875    $17.625    $25.625    $14.000        $13.500
                                                       ---------  ---------  ---------  ---------  ---------        -------
                                                       ---------  ---------  ---------  ---------  ---------        -------
Total investment return(a)...........................       9.18%    (25.65)%    (17.78)%     89.35%     16.49%         (2.73    )%
                                                       ---------  ---------  ---------  ---------  ---------        -------
                                                       ---------  ---------  ---------  ---------  ---------        -------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)..............   $145,230   $128,377   $153,128   $135,573    $86,359        $92,751
Ratio of expenses to average net assets(d)...........       1.69%      1.81%      1.70%      2.00%      2.20%          2.35    %(b)
Ratio of expenses to average net assets,
 excluding fee waivers...............................       1.80%      2.15%        --         --         --             --
Ratio of net investment income to average net
 assets..............................................       1.16%      0.64%      0.28%      0.63%      1.27%          2.46    %(b)
Portfolio turnover rate..............................      43.22%     27.05%     68.46%     49.48%     68.70%         11.58    %(c)
Average commission rate per share(e).................    $0.0001         --         --         --         --             --

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the to the Fund's Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Not annualized.
(d) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.
(e) Disclosure is required for fiscal years beginning on or after September 1, 1995. Represents average commission rate per share charged to the Fund on purchases and sales of investments during the period.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   18

--------------------------------------------------------------------------------

THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

 NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1996, the Fund held 6.05% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $9,037,463 and fair value of $8,787,927. The net asset value per share of the Fund is calculated weekly, at the end of each month and at any other times determined by the Board of Directors.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1996, the interest rate was 5.00% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. federal income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

At December 31, 1996, the Fund had a capital loss carryover of $11,029,324 of which $7,132,493 expires in 2003 and $3,896,831 expires in 2004.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1996, the Fund incurred no such tax.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation on investments, foreign currency holdings, and other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1996, the Fund reclassified $242,946 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund

--------------------------------------------------------------------------------
   20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.
 NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. BEA has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1996, BEA earned $1,747,792 for advisory services, of which BEA waived $160,507. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund. For the year ended December 31, 1996, BEA was reimbursed $11,555 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's sub-adviser with respect to Chilean investments. In return for its services, Celfin is paid a fee out of the advisory fees payable to BEA, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 1996, Celfin earned $78,781 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1996, BSFM earned $134,629 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $62,700 at December 31, 1996) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,400 at December 31, 1996). For the year ended December 31, 1996, the Fund accrued $51,761 and $6,522 for Celfin administration and accounting services, respectively.
 NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,598,377 shares outstanding at December 31, 1996, BEA owned 7,169 shares.
 NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1996 was $116,034,939. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $22,380,051, was composed of gross appreciation of $33,226,084 for those investments having an excess of value over cost and gross depreciation of $10,846,033 for those investments having an excess of cost over value.

For the year ended December 31, 1996, purchases and sales of securities, other than short-term investments, aggregated $59,516,383 and $59,028,612, respectively.
 NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated management investment companies for which BEA serves as investment adviser, has a credit agreement with The First National Bank of Boston. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the year ended December 31, 1996.

 NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1996, share value of such security and percentage of net assets which the security comprises.

                                       NUMBER                                        FAIR VALUE AT        VALUE       PERCENT OF
SECURITY                              OF SHARES    ACQUISITION DATES      COST     DECEMBER 31, 1996    PER SHARE     NET ASSETS
-----------------------------------  -----------  -------------------  ----------  ------------------  -----------  ---------------
Venworld Telecommunications              40,160    7/30/92 & 8/07/92   $  817,105     $    543,780      $   13.54           0.38

The Fund may incur certain costs in connection with the disposition of the above security.

--------------------------------------------------------------------------------
   22

 REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Latin America Equity Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of The Latin America Equity Fund, Inc., including the schedule of investments, as of December 31, 1996 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996 by correspondence with the custodian, brokers and issuers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc., as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

COOPERS & LYBRAND L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 21, 1997

--------------------------------------------------------------------------------

 RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 23, 1996, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect five directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                                                                        FOR      WITHHELD   NON-VOTES
-----------------------------------------------------------------------------------  ----------  ---------  ----------
Dr. Enrique R. Arzac*                                                                 6,488,683    196,865   1,911,850
Peter A. Gordon                                                                       6,480,180    205,368   1,911,850
Daniel Sigg**                                                                         6,472,109    213,439   1,911,850
Martin M. Torino                                                                      6,476,544    209,004   1,911,850
Richard W. Watt                                                                       6,477,606    207,942   1,911,850

--------------
* On February 13, 1996, the Board of Directors increased the size of the Fund's Board of Directors and Dr. Enrique R. Arzac was elected to fill the newly created vacancy. The election of Dr. Arzac was submitted to the Fund's shareholders for their ratification at the annual meeting of shareholders.
** Resigned effective February 11, 1997.

In addition to the directors re-elected at the meeting, James J. Cattano and George W. Landau continue to serve as directors of the Fund. Emilio Bassini resigned as a director of the Fund effective January 1, 1997.

(2) To ratify the selection of Coopers & Lybrand L.L.P. as independent public accountants for the year ending December 31, 1996.

                                                                              FOR       AGAINST    ABSTAIN   NON-VOTES
                                                                           ----------  ---------  ---------  ----------
                                                                            6,525,578    116,852     43,118   1,911,850

 TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (December 31, 1996) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.06 per share dividend paid in respect of such fiscal year was from ordinary income. There were no dividends which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1996.

Notification for calendar year 1996 was mailed in January 1997. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

--------------------------------------------------------------------------------
   24

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend and distributions. They will generally not be entitled to a foreign tax credit or deduction for the foreign withholding taxes paid by the Fund.

In general, dividends and distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keoghs and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

--------------------------------------------------------------------------------

 DESCRIPTION OF DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

Pursuant to The Latin America Equity Fund, Inc.'s (the "Fund") Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless the Fund's transfer agent, as the Plan Agent (the "Plan Agent"), is otherwise instructed by the shareholder in writing, to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of the Fund. Shareholders who do not participate in the Plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in dollars by check mailed directly to the shareholder by the Plan Agent, as dividend-paying agent. Shareholders who do not wish to have dividend and distributions automatically reinvested should notify the Plan Agent for the Fund, at the address set forth below. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested under the Plan unless such service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name to participate in the Plan. Investors who own shares of the Fund's common stock registered in street name should contact the broker or nominee for details concerning participation in the Plan.

Certain distributions of cash attributable to (a) some of the dividends and interest amounts paid to the Fund and (b) certain capital gains earned by the Fund that are derived from securities of certain foreign issuers are subject to taxes payable by the Fund at the time amounts are remitted. Such taxes, if any, will be borne by the Fund and allocated to all shareholders in proportion to their interests in the Fund.

The Plan Agent serves as agent for the shareholders in administering the Plan. If the Board of Directors of the Fund declares an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new share to the participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, participants in the Plan will receive shares of stock from the Fund valued at the market price.

The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next preceding trading day. If the Fund should declare an income dividend or capital gains distributions payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts on, or shortly after, the payment date.

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semi-annually, in any amount from $100 to $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about February 15 and August 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately 10 days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before the payment is to be invested. A

--------------------------------------------------------------------------------
   26
participant's tax basis in his shares acquired through his optional investment right will equal his cash payments to the Plan, including any cash payments used to pay brokerage commissions allocable to his acquired shares.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant and each shareholder's proxy will include those shares purchased pursuant to the Plan.

In the case of a shareholder, such as a bank, broker or nominee, that holds shares for other who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions payable in either stock or cash. The Plan Agent's fees for the handling of reinvestment of such dividends and capital gains distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock of in cash. However, each participant will be charged by the Plan Agent a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with voluntary cash payments made by the participant or the reinvestment of dividends or capital gains distributions payable only in cash. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan agent will be purchasing stock for all participants in blocks and prorating the lower commission thus obtainable. Brokerage commissions will vary based on, among other things, the broker selected to effect a particular purchase and the number of participants on whose behalf such purchase is being made. The Fund cannot predict, therefore, whether the cost to a participant who makes a voluntary cash payment will be less than if a participant were to make an open market purchase of the Fund's common stock on his own behalf.

The receipt of dividends and distributions in stock under the Plan will not relieve participants of any income tax (including withholding tax) that may be payable on such dividends or distributions.

Experience under the Plan may indicate that changes in the Plan are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to the members of the Plan at least 30 days before the semi-annual contribution date, in the case of voluntary cash payments, or the record date for dividends or distributions. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days written notice to members of the Plan. All correspondence concerning the Plan should be directed to The First National Bank of Boston, Investor Relations Department, P.O. Box 644, Mail Stop 45-02-09, Boston, Massachusetts 02102-0644 or by telephone at 1-800-730-6001.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1996, BEA managed approximately $31.3 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed End Funds".

 THE BEA GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds or a prospectus on any of the open-end mutual funds listed below. The prospectus contains more complete information, including fees, charges and expenses, and should be read carefully before investing or sending money.

CLOSED-END FUNDS                                       BEA ADVISOR FUNDS
SINGLE COUNTRY                                         OPEN-END MUTUAL FUNDS
The Brazilian Equity Fund, Inc. (BZL)                  BEA Emerging Markets Equity Fund
The Chile Fund, Inc. (CH)                              BEA Global Telecommunications
                                                       Fund
The First Israel Fund, Inc. (ISL)                      BEA High Yield Fund
The Indonesia Fund, Inc. (IF)                          BEA International Equity Fund
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc.
(ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME                                           For shareholder information or a
BEA Income Fund, Inc. (FBF)                            copy of a prospectus for any of
BEA Strategic Income Fund, Inc. (FBI)                  the open-end mutual funds, please
                                                       call, 1-800-401-2230.
For closed-end fund information                        Visit our website on the
please call, 1-800-293-1232.                           Internet:
                                                       http://www.beafunds.com

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
 DIRECTORS AND CORPORATE OFFICERS

William W. Priest,    Chairman of the Board of Directors
Jr.

Richard W. Watt       Director, President and Chief
                      Investment Officer

Dr. Enrique R. Arzac  Director

James J. Cattano      Director

Peter A. Gordon       Director

George W. Landau      Director

Martin M. Torino      Director

Paul P. Stamler       Senior Vice President

Michael A. Pignataro  Chief Financial Officer and
                      Secretary

Rachel D. Manney      Vice President and Treasurer

Wendy S. Setnicka     Assistant Treasurer

 INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

 ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

 CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

 SHAREHOLDER SERVICING AGENT

The First National Bank of Boston
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

 INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.
2400 Eleven Penn Center
Philadelphia, PA 19103

 LEGAL COUNSEL

Willkie Farr & Gallagher
One Citicorp Center
153 East 53rd Street
New York, NY 10022

                                                                          [LOGO]
This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

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